Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Covanta Energy Corporation does hereby certify, to his knowledge, that:

         The Annual Report on Form 10-K for the year ended December 31, 2002 (the "Form 10-K") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.



 Dated: March 31, 2003
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                               /s/ Scott G. Mackin
                               ----------------------------------------------
                               Scott G. Mackin
                               President and Chief Executive Officer



 Dated: March 31, 2003
        -----------------

                               /s/ Scott G. Mackin
                               ----------------------------------------------
                               Scott G. Mackin
                               Principal Financial Officer